UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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William Blair Funds

(Name of Registrant as Specified in Its Charter)

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WILLIAM BLAIR FUNDS

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 24, 2006

To the Shareholders:

You are invited to attend a special meeting of the shareholders of William Blair Funds (the “Trust”) to be held at the offices of the Trust, 222 West Adams Street, Chicago, Illinois, 60606, on Thursday, November 30, 2006 at 10:00 a.m. Central time, to consider the following proposal (the “Proposal”) and to transact such other business, if any, as may properly come before the meeting:

1.	To elect eight (8) Trustees to the Board of the Trust.

The Board of the Trust has fixed the close of business on October 9, 2006 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

By order of the Board

Marco Hanig President

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

PROXY STATEMENT

WILLIAM BLAIR FUNDS

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

October 24, 2006

GENERAL

The accompanying proxy is solicited by the Board of William Blair Funds (the “Board” and each member thereof a “Trustee”) for voting at the special meeting of shareholders to be held on November 30, 2006 at 10:00 a.m. Central time at the offices of the Trust, 222 West Adams Street, Chicago, Illinois, 60606, and at any and all adjournments thereof (the “Meeting”). Shareholders are being asked to elect eight Trustees to the Board at the Meeting. This proxy statement and the enclosed proxy are first being mailed to shareholders on or about October 27, 2006.

William Blair Funds (the “Trust”) is an open-end management investment company consisting of fifteen separate series: Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund (each a “Fund” and together the “Funds”). Shareholders of each Fund will vote together as a single class to elect the Trustees to the Board.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted in favor of the election of the Trustees. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute proxies in any of the above manners may revoke the proxies at any time before they are voted, either by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the shares of the Trust represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting, the affirmative vote of a majority of the shares present at the Meeting will be required to elect the Trustees to the Board.

The Board has fixed the close of business on October 9, 2006 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, 1,659,223,856.27 shares of the Trust were issued and outstanding in the following series and classes:

Fund	Class I	Class N	Institutional Class
Growth Fund	16,352,436.11	3,995,145.79	N/A

Tax-Managed Growth Fund	775,525.68	100,038.06	N/A

Large Cap Growth Fund	1,389,851.97	1,487,104.32	N/A

Small Cap Growth Fund	19,579,631.14	26,061,567.42	N/A

Mid Cap Growth Fund	929,870.27	668,028.76	N/A

Small-Mid Cap Growth Fund	5,498,385.03	1,001,040.55	N/A

International Growth Fund	62,679,048.20	134,798,134.88	N/A

Institutional International Growth Fund	N/A	N/A	87,640,636.22

International Equity Fund	16,265,961.21	2,357,821.96	N/A

Institutional International Equity Fund	N/A	N/A	40,667,151.65

International Small Cap Growth Fund	3,293,943.91	1,244,633.36	11,085,495.61

Emerging Markets Growth Fund	5,998,644.87	2,737,387.26	31,017,876.69

Value Discovery Fund	2,495,494.69	3,738,167.95	N/A

Income Fund	22,096,248.91	9,269,776.93	N/A

Ready Reserves Fund	N/A	1,143,998,806.87	N/A

ELECTION OF TRUSTEES TO THE BOARD

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

At the Meeting, shareholders of the Trust will be asked to elect eight individuals to constitute the Board of the Trust. The Board has nominated Frederick Conrad Fischer, Ann P. McDermott, Phillip O. Peterson, Donald J. Reaves, Donald L. Seeley, Michelle R. Seitz, Thomas J. Skelly and Robert E. Wood II as the individuals to be elected as Trustees of the Trust. Mr. Fischer, Ms. McDermott, Mr. Reaves, Mr. Seeley, Ms. Seitz and Mr. Wood are all current Trustees of the Trust. Messrs. Fischer and Wood and Ms. McDermott were elected to the Board by shareholders of the Trust in 1999. Messrs. Reaves and Seeley and Ms. Seitz were appointed to the Board in 2004, 2003 and 2002, respectively, by the then sitting Trustees of the Trust in accordance with the provisions of the Trust’s Declaration of Trust and Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Messrs. Peterson and Skelly are not currently Trustees of the Trust and have been nominated by the Board to fill the vacancies that will be created when two current Trustees retire from the Board following the Board’s February 2007 meeting. All nominees, except Mr. Fischer and Ms. Seitz, are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees” or “Independent Nominees”). Mr. Fischer and Ms. Seitz are considered interested persons of the Trust as defined in the 1940 Act (“Interested Trustees”) due to their employment with the Trust’s investment advisor and principal underwriter, William Blair & Company, L.L.C. (“William Blair” or the “Advisor”).

Each nominee elected to the Board will serve as a Trustee of the Trust until the election and qualification of a successor or until death, resignation or retirement or removal as provided in the Declaration of Trust. It is the Board’s policy that retirement for Independent Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Trust’s fiscal year that occurs after the Trustee’s 72nd birthday. If elected, Messrs. Peterson and Skelly will become Trustees of the Trust following the February 2007 Board meeting.

All the nominees listed below have consented to serve as Trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Independent Trustees may recommend. The following table presents certain information about the nominees. Each nominee’s year of birth is set forth after his or her name. The mailing address for each nominee is 222 West Adams Street, Chicago, Illinois 60606.

Nominees for Election as Trustees

Independent Trustees/Nominees

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	15	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurse Association, Honorary Director

Phillip O. Peterson, 1944	Nominee	N/A	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	N/A	The Hartford Group of Mutual Funds (85 portfolios)

Donald J. Reaves, 1946[1]	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002; Formerly, Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	15	American Student Assistance Corp.; Amica Mutual Insurance Company

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance; Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	15	Warnaco Group, Inc., intimate apparel, sportswear and swimwear manufacturer

Thomas J. Skelly, 1951	Nominee	N/A	Director and Chairman of the US Accenture Foundation, Inc.; Formerly Managing Partner of various divisions at Accenture	N/A	N/A

Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	15	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Micro-Combustion, LLC

(1)	In his role as chief financial officer at the University of Chicago, Mr. Reaves has a working relationship with E. David Coolidge III, Vice Chairman of the Advisor’s Executive Committee, who is also a trustee of the University of Chicago and the chair of the University’s financial planning committee. In addition, in 2004, the Advisor participated as a co-manager in a syndicate assembled to sell University of Chicago tax-exempt fixed-rate bonds. Mr. Reaves selects the syndicate members in consultation with an ad hoc debt committee of the University’s Board of Trustees.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick Conrad Fischer, 1934[1]	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	15	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965[1]	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	15	N/A

(1)	Mr. Fischer and Ms. Seitz are interested persons of the Trust because they are principals of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.

Responsibilities of the Board of Trustees—Board and Committee Meetings

The primary responsibility of the Board is to represent the interests of the Trust’s shareholders and to provide oversight of the Trust’s management. The slate of nominees proposed for election at the Meeting is comprised of two individuals who would be Interested Trustees and six individuals who would be Independent Trustees. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board is approved by shareholders, 75% will be Independent Trustees.

The Board meets multiple times during the year to review the investment performance of the Trust and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. For example, the Independent Trustees select independent legal counsel to work with them in reviewing advisory and other contracts and overseeing Trust matters, and regularly meet privately with their counsel.

During fiscal year 2005, the Board met five times. Each then current Trustee attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during fiscal year 2005.

The Board has adopted a policy that absent personal circumstances that do not permit a Trustee to attend, all Trustees are expected to be present at each meeting of shareholders in order to facilitate communications with shareholders. Under circumstances where no Trustee is available to attend a shareholders meeting, the Board may designate a senior officer of the Trust to be present and to report back to the Board.

The Board has adopted Governance Procedures and Guidelines and has established three standing committees—an Audit Committee, a Nominating and Governance Committee and a Valuation Committee.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as, the work of the independent registered public accounting firm. The members of the Audit Committee, all of whom are Independent Trustees, include Mr. Seeley (Chairman), Ms. McDermott, Messrs. Reaves and Wood and Messrs. Theodore A. Bosler and John B. Schwemm, both of whom will be retiring from the Board following the Board’s February 2007 meeting. It is expected that, if elected, Messrs. Peterson and Skelly will be appointed as members of the Audit Committee. The Audit Committee held four meetings in 2005.

The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Board Governance Procedures and Guidelines. The members of the Nominating and Governance Committee, all of whom are Independent Trustees, include Ms. McDermott (Chairwoman), Messrs. Reaves, Seeley and Wood and Messrs. Bosler and Schwemm, both of whom will be retiring from the Board following the Board’s February 2007 meeting. It is expected that, if elected, Messrs. Peterson and Skelly will be appointed as members of the Nominating and Governance Committee. The Nominating and Governance Committee held four meetings in 2005. The Nominating and Governance Committee is governed by a written charter, a copy of which is attached hereto as Appendix A.

Pursuant to the Trust’s Governance Procedures and Guidelines, the Nominating and Governance Committee will independently evaluate candidates for Board membership. The Committee has identified a financial services background, legal background, academic background or investment background as desirable backgrounds for prospective Board candidates. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Advisor. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606, for the attention of the Chairperson of the Nominating and Governance

Committee. There is no difference in the manner in which the Nominating and Governance Committee evaluates candidates recommended by shareholders versus candidates recommended by other parties. Each nominee was recommended as a candidate for election by the Nominating and Governance Committee. The two nominees who are not currently Trustees of the Trust were recommended to the Nominating and Governance Committee by the Advisor.

The Valuation Committee is responsible for determining the fair value of each Fund’s securities or other assets under the circumstances specified in the Trust’s Valuation Procedures. The members of the Valuation Committee include Mr. Fischer (Interested Trustee) and Mr. Wood (Independent Trustee). Another Independent Trustee will serve in the place of Mr. Wood in the event that he is unavailable. The Valuation Committee held four meetings in 2005.

Shareholder Communication with the Trustees

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairperson of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Compensation of Trustees

Trustees who are not affiliated with the Advisor receive an annual retainer of $17,000 plus $3,000 for each Board meeting attended in person plus expenses, $1,500 for each meeting by telephone and $3,000 total for committee meetings held on a different day from a Board meeting (except for meetings of the Valuation Committee for which the Trustees receive no additional compensation). The Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the Trustees. Effective January 1, 2007, the Chairpersons of the Audit Committee and Nominating and Governance Committee will each receive an additional retainer of $2,000 for serving in such positions. The Interested Trustees and officers affiliated with the Advisor receive no compensation from the Trust.

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2005 by the Independent Trustees who are also nominees:

Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Ann P. McDermott	$42,000	$0	$0	$42,000
Donald J. Reaves	$42,000	$0	$0	$42,000
Donald L. Seeley	$40,500	$0	$0	$40,500
Robert E. Wood II	$42,000	$0	$0	$42,000

(1)	For the fiscal year 2005, the Independent Trustees received an annual retainer of $15,000. Beginning in fiscal year 2006, the Independent Trustees receive an annual retainer of $17,000.

Trustee Fund Ownership

Each of the current Trustees own shares of the Funds. Appendix B hereto lists the dollar range of shares of each Fund beneficially owned by each Independent Trustee/Nominee and Interested Trustee and the amount of shares each Independent Trustee/Nominee and Interested Trustee owns individually and as a group with the officers of Trust. Appendix B also lists all shareholders known to the Trust to beneficially own more than 5% of any class of any Fund. Finally, Appendix B contains information on certain Independent Trustees’ holdings in certain affiliates of the Advisor.

Fund Officers

The following table presents information about the executive officers of the Trust. Each individual’s year of birth is set forth after his or her name. The Trust’s officers are elected annually by the Board. The mailing address for each officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.
James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.
W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.
Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.
	Vice President	2000- 2004	Associate, William Blair & Company, L.L.C.
John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.
James S. Kaplan, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.
	Vice President	1995- 2004	Associate, William Blair & Company, L.L.C.
Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.
Todd M. McClone, 1968	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.
	Vice President	2005- 2006	Associate, William Blair & Company, L.L.C.
David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.
	Vice President	2003- 2004	Associate, William Blair & Company, L.L.C.
Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.
David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.
Norbert W. Truderung, 1952	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.
Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher J. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.
	Vice President	2002- 2004	Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments
Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Associate, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management
David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF
Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners
Mark T. Leslie, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; formerly, U.S. Bancorp Asset Management
Colin J. Williams, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; formerly, Andersen Consulting; Allegiance Healthcare
Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1987	Associate, William Blair & Company, L.L.C.
Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments

Independent Registered Public Accounting Firm

The Board, including the Independent Trustees, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. E&Y has served the Trust in this capacity since the Trust was organized and has no direct or indirect financial interest in the Trust or any Fund except as the independent registered public accounting firm. A representative of E&Y is expected to be present, in person or by telephone, at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

In connection with the audit of the 2005 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of the courts of the State of Illinois located in Cook County or in the courts of the United States of America located in the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

Audit Fees

For the fiscal years ended December 31, 2004 and 2005 E&Y, billed the Trust $215,000 and $280,800, respectively, for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y billed the Trust $0 and $27,700, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2004 and 2005, E&Y provided no audit-related services to William Blair or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y billed the Trust $45,200 and $69,850, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For the fiscal years ended December 31, 2004 and 2005, E&Y provided no tax services to William Blair or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y did not bill the Trust for products and services other than the services reported above. For the fiscal years ended December 31, 2004 and 2005, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Trust’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Trust, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Trust’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y billed the Trust $45,200 and $69,850, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $195,540 ($39,240 of which includes audit and related tax work relating to a William Blair Company control affiliate) and $8,600, respectively, in non-audit fees. The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence. Such non-audit services primarily pertained to due diligence reviews performed for the Corporate Finance Group of William Blair and did not relate to the Trust’s operations or financial reporting.

MISCELLANEOUS

Investment Manager and Principal Underwriter

William Blair, 222 West Adams Street, Chicago, Illinois 60606, is the Trust’s investment advisor and manager. William Blair is responsible for providing investment advisory and management services to the Funds, including making decisions regarding Fund portfolio transactions. William Blair is also the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares. William Blair was founded over 70 years ago by William McCormick Blair. Today, the firm has 894 employees including 164 principals. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the Trust, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages over $40 billion in equities, fixed-income securities and cash equivalents.

The Advisor firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 29 portfolio managers, supported by 49 analysts, with a low turnover rate. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940.

Proxy Solicitation and Expenses

Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers of the Trust and employees of William Blair, none of whom will receive any additional compensation for such service, and a third-party solicitation agent. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Trust. The Trust has engaged D.F. King to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by D.F. King will be approximately $32,000, plus reimbursement of reasonable expenses. As the Meeting date approaches, you may receive a call from a representative of D.F. King who may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below.

When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by the Trust, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator, and within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. Any telephonic voting will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.

Shareholders may also vote over the Internet. Please see the proxy card for instructions on how to vote over the Internet.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. In the event that a quorum is present at the Meeting, but sufficient votes to elect the Trustees are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposals to the Secretary of the Trust at 222 West Adams Street, Chicago, Illinois 60606. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

A copy of the Trust’s annual and semi-annual report is available without charge upon request by writing to the Trust, 222 West Adams Street, Chicago, Illinois 60606 or by calling 1-800-742-7272.

The Board recommends that you vote FOR the election of the Trustees.

Please complete, sign and return the enclosed proxy card(s) (or take advantage of available telephonic or Internet voting procedures; see the proxy card for instructions) promptly. No postage is required if mailed in the United States.

By order of the Board

Marco Hanig
President

Appendix A

WILLIAM BLAIR FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ADOPTED OCTOBER 24, 2000,

AMENDED OCTOBER 26, 2004,

APRIL 19, 2005 AND

OCTOBER 25, 2005

1.	PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Trust. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines.

2.	COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent trustee and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. The Chair shall be elected by the members of the Nominating and Governance Committee by majority vote.

3.	MEETINGS

The Nominating and Governance Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

A-1

4.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.	Board Nominations and Functions

1. Identify and recommend individuals to serve as trustees of the Trust. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.

2. Review the Board Governance Procedures and Guidelines, as appropriate, and recommend changes, if any, to the Board.

3. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. Periodically review Independent Trustee compensation and recommend any appropriate changes to the Independent Trustees as a group.

5. Determine process for annual evaluation of Board performance.

6. Oversee the development of a program for the orientation of new Independent Trustees.

B.	Committee Nominations and Functions

1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1. Review trustees and officers and errors and omissions insurance coverage for adequacy.

2. Investigate any other matter brought to its attention within the scope of its duties.

3. Perform any activities consistent with this Charter, the Trust’s Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate. The Committee shall have the power to retain outside counsel or other experts for this purpose at the expense of the Trust, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.

4. Report its significant activities to the Board.

A-2

Appendix B

FUND OWNERSHIP

The following table sets forth, for each Independent Trustee/Nominee and Interested Trustee, the dollar range of shares owned in each Fund of the Trust as of October 9, 2006

Dollar Range of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominees
Name of Fund	Frederick Conrad Fischer	Michelle R. Seitz	Ann P. McDermott	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly	Robert E. Wood II
Growth Fund	Over $100,000	Over $100,000	None	None	None	$10,001- $50,000	None	$50,001- $100,000

Tax-Managed Growth Fund	None	None	$10,001- $50,000	None	None	None	None	None
Large Cap Growth Fund	None	None	None	None	None	$1-$10,000	None	None
Small Cap Growth Fund	Over $100,000	Over $100,000	None	None	None	$10,001- $50,000	None	$50,001- $100,000
Mid Cap Growth Fund	None	$50,001- $100,000	None	None	None	None	None	None
Small-Mid Cap Growth Fund	None	$50,001- $100,000	None	None	None	$1-$10,000	None	None
International Growth Fund	Over $100,000	Over $100,000	Over $100,000	None	None	None	Over $100,000	$50,001- $100,000
Institutional International Growth Fund	None	None	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	$10,001- $50,000	None	None
Institutional International Equity Fund	None	None	None	None	None	None	None	None
International Small Cap Growth Fund	Over $100,000	Over $100,000	None	None	None	$10,001- $50,000	None	None
Emerging Markets Growth Fund	Over $100,000	Over $100,000	None	None	None	$10,001- $50,000	None	None
Value Discovery Fund	None	Over $100,000	None	None	None	None	None	None
Income Fund	Over $100,000	None	$1-$10,000	None	$10,001- $50,000	$10,001- $50,000	None	None
Ready Reserves Fund	Over $100,000	Over $100,000	Over $100,000	None	None	$10,001- $50,000	None	$1-$10,000
Aggregate Dollar Range of Trust Shares Owned	Over $100,000	Over $100,000	Over $100,000	None	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000

The following table sets forth, for each Independent Trustee/Nominee and Interested Trustee and for the Independent Trustees/Nominees, the Interested Trustees and the officers as a group, the amount of shares beneficially owned in each Fund as of October 9, 2006.

	Amount of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominees						All Trustees/ Nominees and Officers as a Group
Name of Fund	Frederick Conrad Fischer	Michelle R. Seitz	Ann P. McDermott	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly	Robert E. Wood II
Growth Fund:
Class I	19,545	8,157	0	0	0	0	0	0	554,976
Class N	0	0	0	0	0	1,250	0	5,286	6,536
Tax-Managed Growth Fund:
Class I	0	0	3,366	0	0	0	0	0	74,561
Class N	0	0	0	0	0	0	0	0	0
Large Cap Growth Fund:
Class I	0	0	0	0	0	0	0	0	200,257
Class N	0	0	0	0	0	152	0	0	152
Small Cap Growth Fund:
Class I	7,280	10,238	0	0	0	0	0	0	155,295
Class N	0	0	0	0	0	404	0	2,861	3,265
Mid Cap Growth Fund:
Class I	0	5,000	0	0	0	0	0	0	123,000
Class N	0	0	0	0	0	0	0	0	0
Small-Mid Cap Growth Fund:
Class I	0	5,031	0	0	0	0	0	0	524,561
Class N	0	0	0	0	0	634	0	0	634
International Growth Fund:
Class I	100,039	24,352	15,728	0	0	0	0	0	416,960
Class N	0	0	0	0	0	0	15,380	2,387	17,767
Institutional International Growth Fund	0	0	0	0	0	0	0	0	0
International Equity Fund:
Class I	0	0	0	0	0	0	0	0	9,533
Class N	0	0	0	0	0	1,117	0	0	1,117
Institutional International Equity Fund	0	0	0	0	0	0	0	0	0
International Small Cap Growth Fund:
Class I	15,000	11,622	0	0	0	0	0	0	49,841
Class N	0	0	0	0	0	1,144	0	0	1,144
Institutional Class	0	0	0	0	0	0	0	0	0

	Amount of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominees						All Trustees/ Nominees and Officers as a Group
Name of Fund	Frederick Conrad Fischer	Michelle R. Seitz	Ann P. McDermott	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly	Robert E. Wood II
Emerging Markets Growth Fund:
Class I	44,183	10,587	0	0	0	0	0	0	124,552
Class N	0	0	0	0	0	689	0	0	689
Institutional Class	0	0	0	0	0	0	0	0	0
Value Discovery Fund:
Class I	0	15,887	0	0	0	0	0	0	123,034
Class N	0	0	0	0	0	0	0	0	0
Income Fund:
Class I	28,553	0	690		0	0	0	0	482,345
Class N	0	0	0	0	1,685	1,464	0	0	3,149
Ready Reserves Fund:
Class I	0	0	0	0	0	0	0	0	0
Class N	2,843,870	3,667,632	376,773			11,703		4,678	12,866,763

As of October 9, 2006, no Trustee/Nominee owned more than 1% of the shares of any class of any Fund in the Trust. As of October 9, 2006, the Trustees and officers, as a group, did not own (or hold or share investment or voting power with respect to) more than 1% of any class of any Fund in the Trust, except that the Trustees and officers owned as a group 3.39% of the Class I shares of the Growth Fund; 9.61% of the Class I shares of the Tax-Managed Growth Fund; 14.41% of the Class I shares of the Large Cap Growth Fund; 13.23% of the Class I shares of the Mid Cap Growth Fund; 9.54% of the Class I shares of the Small-Mid Cap Growth Fund; 1.51% of the Class I shares of the International Small Cap Growth Fund; 2.08% of the Class I shares of the Emerging Markets Growth Fund; 4.93% of the Class I shares of Value Discovery Fund; 2.18% of the Class I shares of the Income Fund; and 1.12% of the Class N shares of the Ready Reserves Fund.

As of October 9, 2006, the William Blair Profit Sharing Plan held for the benefit of the principals and employees of William Blair, as a group, owned: 2,541,841 shares or 15.54% of Class I of the Growth Fund; 460,996 shares or 33.17% of Class I of the Large Cap Growth Fund; 582,467 shares or 2.97% of Class I of the Small Cap Growth Fund; 168,115 shares or 3.06% of Class I of the Small Mid-Cap Growth Fund; 911,847 shares or 1.45% of Class I of the International Growth Fund; and 456,577 shares or 2.07% of Class I of the Income Fund.

Trustees’ Holdings in Certain Affiliates of the Advisor

In addition to investing in the various Funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Advisor or an affiliate of the

Advisor. The Independent Trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Advisor also invest. In addition, Ms. McDermott and Mr. Seeley employ the Advisor to manage assets that they control.

The following table sets forth, as of December 31, 2005, the beneficial or record ownership of the securities of the Advisor or any entity other than another registered investment company, controlling, controlled by or under common control with the Advisor. This information is provided for each Independent Trustee, as applicable, and his or her immediate family members.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities(2)	Percent of Class
Ann P. McDermott	McDermott Brothers, a general partnership between John H. McDermott (husband) and Robert B. McDermott (brother-in-law)	William Blair Capital Partners V, L.P.	(1)	$179,545	0.55%
		William Blair Capital Partners VI, L.P.	(1)	$341,246	0.45%
		William Blair Capital Partners VII, QP, L.P.	(1)	$1,392,656	0.41%
		William Blair New World Ventures, L.P.	(1)	$144,246	1.29%

(1)	Interests in limited partnerships or limited liability company.
(2)	Values are based on estimated fair market values as of December 31, 2005.

5% Owners

As of October 9, 2006, the following persons are known to the Trust to be record holders or beneficial owners of 5% or more of a class of shares of the following Funds:

GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	3,132,205.47	19.15%

GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,383,601.44	34.63%

Patterson & Co. FBO Comerica Various Retirment Plans 1525 West W.T. Harris Blvd. Charlotte, NC 28288	1,226,681.18	30.70%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	333,429.97	8.35%

TAX-MANAGED GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
William Blair & Co., L.L.C. 222 West Adams Street Chicago, IL 60606	96,000.00	12.38%

William Blair & Co., L.L.C. Guy Massey 222 West Adams Street Chicago, IL 60606	43,525.18	5.61%

TAX-MANAGED GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
William Blair & Co., L.L.C. Richard C. Jelinek 222 West Adams Street Chicago, IL 60606	49,751.24	49.73%

William Blair & Co., L.L.C. Debbie F. Jelinek 222 West Adams Street Chicago, IL 60606	19,900.50	19.89%

Rosa E. Casas, Trustee Ramon E. Casas Irrevocable Trust Glenview, IL 60025	16,145.94	16.14%

LARGE CAP GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	597,898.65	43.02%

LARGE CAP GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,273,549.36	85.64%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	95,681.45	6.43%

SMALL CAP GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	2,508,290.12	12.81%

The Vanguard Fiduciary Trust William Blair Sm Cap Growth Fund P.O. Box 2600 Valley Forge, PA 19482	1,753,449.94	8.96%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	1,706,967.73	8.72%

SMALL CAP GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	12,228,656.49	46.92%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	4,973,091.65	19.08%

Patterson & Co. FBO Comerica Various Retirment Plans 1525 West W.T. Harris Blvd. Charlotte, NC 28288	1,438,583.22	5.52%

MID CAP GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	186,881.51	20.10%

Mitra & Co FBO 98 c/o M&I Trust Co. NA 11270 W. Park Place Ste. 400 Milwaukee, WI 53224	105,926.93	11.39%

MID CAP GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Ferris Foundation 420 Oak St PRK 255B Big Rapids, MI 49307	158,305.05	23.70%

SMALL-MID CAP GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Dillon Foundation 2804 W. LeFevre Road P.O. Box 537 Sterling, IL 61081	405,038.09	7.37%

William Blair & Co., L.L.C. Evans Scholars Foundation 222 West Adams Street Chicago, IL 60606	369,243.47	6.72%

The Poetry Foundation 444 N. Michigan Ave Ste 1850 Chicago, IL 60611	344,103.33	6.26%

The Northern Trust Company As Trustee FBO Fennemore Craig PSP DV 801 S. Canal St. Chicago, IL 60607	286,270.00	5.21%

SMALL-MID CAP GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	153,745.81	15.36%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	50,428.67	5.04%

INTERNATIONAL GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	8,678,181.41	13.85%

Lauer and Company c/o The Glenmede Trust Company P.O. Box 58997 Philadelphia, PA 19102	3,992,884.90	6.37%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	3,597,231.85	5.74%

INTERNATIONAL GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	46,519,789.32	34.51%

Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	45,329,450.21	33.63%

Citigroup Global Markets Inc. 333 W. 34th Street 8th Floor New York, NY 10001	16,290,883.73	12.09%

INSTITUTIONAL INTERNATIONAL GROWTH FUND

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
William Blair & Co., L.L.C. Advocate Health Care Network 222 West Adams Street Chicago, IL 60606	7,953,838.81	9.08%

National Association of Securities Dealers, Inc. Attn. Laura Rubinstein 9509 Key West Ave. Rockville, MD 20850	7,273,361.56	8.30%

The Northern Trust Company FBO Banner Health P.O. Box 92956 Chicago, IL 60675	6,575,899.90	7.50%

INTERNATIONAL EQUITY FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Nationwide Trust Co Deseret Mutual Savings Plan DTD 02/01/84 98 San Jacinto Blvd Ste. 1100 Austin, TX 78701	5,777,326.87	35.52%

T. Rowe Price Retirement Plan Services, Inc. FBO Intermountain Healthcare Attn. Asset Room 4515 Painters Mill Rd. Owings Mills, MD 21117	2,490,378.05	15.31%

Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,404,461.87	8.63%

INTERNATIONAL EQUITY FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,277,690.33	54.19%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	308,128.32	13.07%

INSTITUTIONAL INTERNATIONAL EQUITY FUND

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
MAC and Co. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5,459,807.87	13.43%

JP Morgan Chase Bank Avery Dennison Corp. Master Retirement Trust 10/3/05 3 Chase Metro Tech Ctr 6th Flr Brooklyn, NY 11245	3,775,118.04	9.28%

Wells Fargo Bank NA FBO Johnson FDN – Int’l P.O. Box 1533 Minneapolis, MN 55480	3,178,983.23	7.82%

Wendel & Co. c/o The Bank of New York Mutual Fund Reorg Dept. P.O. Box 1066 Wall Street Station New York, NY 10268	3,068,072.70	7.54%

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

J.P. Morgan Securities, Inc. FBO a Customer 500 Stanton Christiana Road Newark, DE 19713	2,291,849.84	5.64%

MAC and Co. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	2,212,424.28	5.44%

MAC and Co. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	2,158,198.78	5.31%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	573,079.96	17.40%

US Bank FBO Earlham College P.O. Box 1787 Milwaukee, WI 53201	326,797.39	9.92%

Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	310,787.94	9.44%

SEI Private Trust Co. c/o Harris Bank One Freedom Valley Drive Oaks, PA 19456	251,628.02	7.64%

The John Motley Morehead Foundation P.O. Box 690 Chapel Hill, NC 27514	221,974.44	6.74%

William Blair & Co., L.L.C. Mary Lloyd Mills Trustee 222 West Adams Street Chicago, IL 60606	200,000.00	6.07%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	789,030.56	63.39%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	67,696.55	5.44%

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL CLASS

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
US Bank FBO Medtronic P.O. Box 1787 Milwaukee, WI 53201	1,690,617.08	15.25%

The Northern Trust Company J. Stanton & T. Gillespie Altin P.O. Box 92956 Chicago, IL 60675	1,624,080.97	14.65%

Laborers Pension Fund 11465 W. Cermak Rd. Westchester, IL 60154	1,600,271.36	14.44%

State Street Bank & Trust Company Hallmark Master Trust DTD 10/01/96 Attn. Diane Severino 444 S. Flower St. Fl 45 Los Angeles, CA 90071	1,237,586.17	11.16%

Key Bank NA FBO Lubrizol MT P.O. Box 94871 Cleveland, OH 44101	1,226,134.46	11.06%

State Street Bank & Trust as Trustee Catholic Healthcare Partners Retirement Trust DTD 12/01/03 615 Elisnore Place Cincinnati, OH 45202	891,964.12	8.05%

Greater Kansas City Community Foundation 1055 Broadway Ste. 130 Kansas City, MO 64105	617,210.14	5.57%

Catholic Healthcare Partners Investment Management Program 615 Elisnore Place Cincinnati, OH 45202	560,523.90	5.06%

EMERGING MARKETS GROWTH FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	320,737.09	5.35%

EMERGING MARKETS GROWTH FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,141,799.04	41.71%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	313,783.82	11.46%

William Blair & Co., L.L.C. Marilyn E. Tenzer 222 West Adams Street Chicago, IL 60606	146,295.12	5.34%

EMERGING MARKETS GROWTH FUND INSTITUTIONAL CLASS

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Orange County Employees Retirement System 2223 Wellington Ave. Santa Ana, CA 92701	8,702,573.89	28.06%

The Northern Trust Company FBO TNT LDN City of Milwaukee Employee Retirement System P.O. Box 92994 Chicago, IL 60675	6,033,289.64	19.45%

Municipal Police Employees Retirement System of Louisiana 7722 Office Park Blvd, Suite 200 Baton Rouge, LA 70809	2,477,845.98	7.99%

MAC and Co. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	1,788,483.86	5.77%

MAC and Co. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	1,583,943.10	5.11%

VALUE DISCOVERY FUND CLASS I

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
William Blair & Co., L.L.C. Ralph Gerald Portis B 222 West Adams Street Chicago, IL 60606	468,682.02	18.78%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	453,842.42	18.19%

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

J.P. Morgan Chase Bank as Trustees FBO Gardner Carton and Douglas LLP Profit Sharing and Retirement Savings Plan 9300 Ward Parkway c/o J.P. Morgan RPS Mgmt Rlty Team Kansas City, MO 64114	224,217.24	8.98%

William Blair & Co., L.L.C. MIDMFG Inc. Money Pur. Pen. Plan 222 West Adams Street Chicago, IL 60606	192,869.52	7.73%

VALUE DISCOVERY CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	1,170,472.19	31.31%

Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	1,039,738.91	27.81%

National Investor Services FBO a Customer 55 Water Street, 32nd Floor New York, NY 10041	468,655.08	12.54%

INCOME FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	4,812,435.93	51.92%

National Financial Services Corp. FBO Our Customers 200 Liberty Street One World Financial Center Attn. Mutual Funds Dept 5th Fl. New York, NY 10281	1,114,079.52	12.02%

National Investor Services FBO a Customer 55 Water Street, 32nd Floor New York, NY 10041	467,306.20	5.04%

READY RESERVES FUND CLASS N

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
William Blair Omnibus Account for the Exclusive Benefit of Customers 222 West Adams Street Chicago, IL 60606	1,104,247,370.09	96.53%

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL

1)  Read the Proxy Statement and have this card at hand

2)  Call toll-free at 1-800-992-2710 and follow the recorded instructions

3)  If you vote via the telephone, you do not need to mail this proxy card

1)  Read the Proxy Statement and have this card at hand

2)  Log on to www.mutualfundproxyvote.com and follow the on-screen instructions

3)  If you vote via the Internet, you do not need to mail this proxy card

1) Read the Proxy Statement 2) Check the appropriate boxes on this proxy card 3) Sign and date this proxy card 4) Mail your completed proxy card in the enclosed envelope

THIS PROXY IS SOLICITED BY THE BOARD OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 30, 2006

The undersigned hereby appoints Marco Hanig and Richard Smirl, jointly and severally, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all of the interests in the Trust held of record by the undersigned on October 9, 2006 at the Special Meeting (the “Meeting”) of Shareholders of the Trust to be held on November 30, 2006, at 10:00 a.m., Central time, at the offices of the Trust at 222 West Adams Street, Chicago, Illinois 60606 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated October 24, 2006.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

BLAIR

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

			FOR	WITHHOLD	FOR ALL
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				AUTHORITY	EXCEPT

Election of Trustees:	(01) Frederick Conrad Fischer (02) Ann P. McDermott (03) Phillip O. Peterson (04) Donald J. Reaves	(05) Donald L. Seeley (06) Thomas J. Skelly (07) Michelle R. Seitz (08) Robert E. Wood II	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

List Exceptions:

PLEASE SIGN ON REVERSE SIDE
BLAIR